UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):              May 21, 2013

Vishay Precision Group, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

     On May 21, 2013, the stockholders of Vishay Precision Group, Inc. (the “Company”) approved the Amended and Restated Vishay Precision Group, Inc. Stock Incentive Program (the “Plan”), which was submitted to the stockholders for approval at the Annual Meeting (as defined below).

     The Plan, as amended and restated, provides for an increase of 500,000 in the number of shares of common stock available for issuance under the Plan, from 500,000 shares to an aggregate of 1,000,000 shares. Aside from the increase in the number of shares of common stock available for issuance thereunder, the Plan is substantially unchanged as a result of the amendment and restatement approved by the Company’s stockholders. Our definitive proxy statement dated April 10, 2013 contains additional information about the Plan.

     A copy of the Plan, as amended and restated, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders

     On May 21, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 12,361,636 shares of the Company’s common stock and 1,025,176 shares of the Company’s Class B common stock were entitled to vote as of April 3, 2013, the record date for the Annual Meeting, of which 11,759,719 were present in person or by proxy at the Annual Meeting (representing 20,823,221 total votes). Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes. The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Directors

     The Company’s stockholders voted to elect Samuel Broydo, Saul Reibstein, Ziv Shoshani, Timothy Talbert and Marc Zandman to serve as directors of the Company for a one-year term expiring on the date of the Company’s 2014 Annual Meeting of Stockholders. The number of votes cast in the election of directors was as follows:

			Broker Non-
Nominee	For	Withheld	Votes
Samuel Broydo	19,039,171	279,947	1,504,103
Saul Reibstein	19,040,809	278,309	1,504,103
Ziv Shoshani	19,057,822	261,296	1,504,103
Timothy Talbert	19,030,035	289,083	1,504,103
Marc Zandman	18,855,675	463,443	1,504,103

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

     The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The number of votes cast in the ratification of the appointment of Ernst & Young LLP was as follows:

				Broker
				Non-
	For	Against	Abstentions	Votes
Ratification of Ernst & Young LLP	20,784,576	10,711	27,934	0

Proposal 3: Approval of the Amended and Restated Vishay Precision Group, Inc. 2010 Stock Incentive Program

     The Company’s stockholders approved the Plan, including an increase in the number of shares authorized thereunder. The number of votes cast in the approval of the Plan was as follows:

				Broker
				Non-
	For	Against	Abstentions	Votes
Approval of Amended and Restated Vishay Precision Group, Inc. 2010 Stock Incentive Program	19,032,176	275,273	11,669	1,504,103

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated Vishay Precision Group, Inc. 2010 Stock Incentive Program, adopted as of May 21, 2013.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: May 22, 2013	By:	/s/ William M. Clancy
		Name:	William M. Clancy
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Vishay Precision Group, Inc. 2010 Stock Incentive Program, adopted as of May 21, 2013.